================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                View Tech, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                 VIEW TECH, INC.
                                 950 Flynn Road
                           Camarillo, California 93012



                                                                  April 21, 1997









To Our Stockholders:

         You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of Stockholders of View Tech, Inc., a Delaware corporation (the "Company"), which will be held at 10:00 a.m. on May 19, 1997, at the Hyatt Westlake Plaza, located at 880 South Westlake Boulevard, Westlake Village, California 91361. All holders of the Company's outstanding Common Stock as of April 7, 1997 are entitled to vote at the Annual Meeting.

         Enclosed is a copy of the Notice of Annual Meeting of Stockholders, proxy statement and proxy. A current report on the business operations of the Company will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date, and return the proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                               Sincerely,



                                               /s/ Robert G. Hatfield

                                               Robert G. Hatfield
                                               Chief Executive Officer

                                 VIEW TECH, INC.
                                 950 Flynn Road
                           Camarillo, California 93012



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 19, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of View Tech, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on May 19, 1997, at the Hyatt Westlake Plaza, located at 880 South Westlake Boulevard, Westlake Village, California 91361 for the following purposes:

         1. To elect three Class III Directors to the Board of Directors;

         2. To approve amendments to the 1997 Stock Incentive Plan to (i) increase the shares of capital stock of the Company reserved for issuance under the plan by 300,000 to a total of 600,000 shares and
            (ii) increase the maximum number of shares for which any one person may receive option grants from 150,000 shares to 200,000 shares in the aggregate per calendar year;

         3. To approve and adopt the Employee Stock Purchase Plan;

         4. To approve and adopt the 1997 Non-Employee Directors Stock Option Plan;

         5. To ratify the selection of Arthur Andersen LLP as the Company's independent accountants for the year ended December 31, 1997; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 7, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                       By Order of the Board of Directors


                                       /s/ Robert G. Hatfield

                                       Robert G. Hatfield
                                       Chief Executive Officer

Dated:  April 21, 1997

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                           ---------------------------

                                 VIEW TECH, INC.
                                 950 Flynn Road
                           Camarillo, California 93012

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------


                               GENERAL INFORMATION

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of View Tech, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on May 19, 1997, at the Hyatt Westlake Plaza, located at 880 South Westlake Boulevard, Westlake Village, California 91361 and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" (i) the election as directors of the three nominees listed thereon,
(ii) the approval of the amendments to the Company's 1997 Stock Incentive Plan,
(iii) the approval and adoption of the Employee Stock Purchase Plan, (iv) the approval and adoption of the 1997 Non-Employee Directors Stock Option Plan, and
(v) the approval of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1997. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy, or by voting at the Annual Meeting in person.

         At the close of business on April 7, 1997, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 6,381,744 shares of Common Stock, $0.0001 par value per share ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on April 7, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         The enclosed proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxyholders.

         The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy will be mailed on or about April 21, 1997 to all stockholders entitled to vote at the Annual Meeting.

         The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS AND OFFICERS

         The following table sets forth certain information with respect to (i) each director and nominee for director of the Company, (ii) the named executive officers in the Summary Compensation Table on page 7, (iii) all directors and executive officers of the Company as a group at April 15, 1997, including the number of shares of Common Stock beneficially owned by each of them, and (iv) each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock. Unless otherwise indicated below, the business address of each individual is the same as the address of the Company's principal executive offices.



                                                      Amount and Nature           Percent of
                                                        of Beneficial              Class of
                                                        Ownership of                Common
Named Executives                                       Common Stock(1)               Stock
----------------                                      -----------------           ----------

Robert G. Hatfield(2)                                     720,000                    11.0%

John W. Hammon(3)                                         600,000                     9.2%

William M. McKay(4)                                        73,300                     1.1%

Franklin A. Reece, III(5)                                 562,663                     8.7%

Directors

Calvin M. Carrera(6)                                       24,000                     *

Robert F. Leduc(7)                                         14,000                     *

David F. Millet(8)                                        228,658                     3.6%

Paul C. O'Brien(9)                                      1,061,250                    15.6%

All Directors and Executive                             3,345,502                    45.7%
Officers as a Group
(9 People)

5% Stockholders

Mark P. Kiley(10)                                       1,056,250                    15.6%

Telcom Holding, LLC(11)                                   975,000                    14.5%



-------------------------
*    Less than 1%
(1) Includes shares issuable upon the exercise of options or warrants that are exercisable within 60 days of the date of this Proxy Statement. The shares underlying such options or warrants are deemed to be outstanding for the purpose of computing the percentage of outstanding stock owned by such persons individually and by each group of which they are a member, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2) Chief Executive Officer and director of the Company. Includes 150,000 shares issuable upon exercise of options and 120,000 shares held in an irrevocable trust for the benefit of Mr. Hammon's minor children, of which Mr. Hatfield is trustee. Mr. Hatfield has sole investment and voting power with respect to such shares. (3) Effective April 17, 1997, Mr. Hammon resigned as President and Chief Operating Officer of the Company and as a director effective May 20, 1997. See "Employment and Other Compensatory Agreements." Includes 150,000 shares issuable upon exercise of options. Mr. Hammon's address is 35065 Beach Road, San Juan Capistrano, California 92675. (4) Chief Financial Officer and Secretary of the Company. Includes 73,300 shares issuable upon exercise of options.

(5) President and director of the Company and Chief Executive Officer of USTeleCenters, Inc., a wholly-owned subsidiary of the Company ("UST"). Includes 73,602 shares issuable upon exercise of options. Mr. Reece's address is 745 Atlantic Avenue, Boston, Massachusetts 02111-2747.
(6) Includes 14,000 shares issuable upon exercise of options. Mr. Carrera's address is 10550 Summer View Circle, Camarillo, California 93012.
(7) Consists of 14,000 shares issuable upon exercise of options. Mr. Leduc's address is 26 Thorn Oak, Trabuco Canyon, California 92679.
(8) Includes 10,000 shares issuable upon exercise of options. Mr. Millet's address is 623 Chestnut Street, Needham, Massachusetts 02192.
(9) Chairman of the Company. Includes 650,000 shares of Common Stock and 325,000 Common Stock purchase warrants currently owned by Telcom Holding, LLC ("Telcom"), of which Mr. O'Brien is a managing member, and 81,250 Common Stock purchase warrants owned by Mr. O'Brien individually. See "Certain Relationships and Related Transactions--Transactions with Telcom Holding, LLC." Mr. O'Brien's address is 205 Mattison Drive, Concord, Massachusetts 01742.
(10) Consists of 650,000 shares of Common Stock and 325,000 Common Stock purchase warrants currently owned by Telcom, of which Mr. Kiley is a managing member, and 81,250 Common Stock purchase warrants owned by Mr. Kiley individually. See "Certain Relationships and Related Transactions--Transactions with Telcom Holding, LLC." Mr. Kiley's address is 278 River Road, Andover, Massachusetts 01810.
(11) Consists of 650,000 shares of Common Stock and 325,000 Common Stock purchase warrants currently owned by Telcom. See "Certain Relationships and Related Transactions--Transactions with Telcom Holding, LLC." Telcom's address is c/o The O'Brien Group, Inc., Two International Place, Boston, Massachusetts 02110.

                              ---------------------

                              ELECTION OF DIRECTORS
                           (Item 1 of the Proxy Card)

         The Company has a classified Board of Directors consisting of two Class I Directors (Robert G. Hatfield and Franklin A. Reece, III), two Class II Directors (John W. Hammon and David F. Millet), and three Class III Directors (Calvin M. Carrera, Robert F. Leduc and Paul C. O'Brien), who will serve until the annual meetings of stockholders to be held in 1999, 1998, and 1997, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms expire on the annual meeting dates.

         Management's nominees for election at the Annual Meeting as Class III directors are Calvin M. Carrera, Robert F. Leduc and Paul C. O'Brien. If elected, the nominees will serve as directors until the Company's annual meeting of stockholders in the year 2000, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as management may designate.

         If a quorum is present and voting, the three nominees for Class III directors receiving the highest number of votes will be elected as Class III directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

         The table below sets forth for the current directors, including the Class III nominees to be elected at this meeting, certain information with respect to age and background.


Name                                                  Position with Company        Age        Director Since
----                                                  ---------------------        ---        --------------
Class I directors  whose term expires at the 1999
Annual Meeting of Stockholders
(to be held in 1999):

       Robert G. Hatfield                             Chief Executive Officer       51             1992
                                                      and Director of the
                                                      Company

       Franklin A. Reece, III                         President and Director        50             1996



Name                                                  Position with Company        Age        Director Since
----                                                  ---------------------        ---        --------------
Class II directors whose term expires at the 1998
Annual Meeting of Stockholders
(to be held in 1998):

       John W. Hammon                                 Director                      45             1992

       David F. Millet                                Director                      52             1996

Class III directors who are currently up for re-election:

       Calvin M. Carrera                              Director                      51             1994

       Robert F. Leduc                                Director                      51             1994

       Paul C. O'Brien                                Chairman of the Board of      57             1997
                                                      Directors


Business Experience

Directors and Nominees for Director

Class I Directors
-----------------

         Robert G. Hatfield co-founded the Company in 1992 and has served as a director and its Chief Executive Officer since the Company's inception. From 1992 until January 1997, Mr. Hatfield also served as the Company's Chairman. From 1977 to December 1991, Mr. Hatfield was Executive Vice President of Delphi Information Systems, Inc., a provider of data processing systems for the distribution portion of the property and casualty insurance industry. During Mr. Hatfield's 14 years with Delphi, the firm grew from $100,000 in annual revenues and six employees, to $50,000,000 in annual revenues and 350 employees. Mr. Hatfield's education includes a B.B.A. from California Western University and an M.B.A. from Thunderbird: American Institute for Foreign Trade.

         Franklin A. Reece, III has been a director of the Company since November 29, 1996 and President of the Company since April 21, 1997. From November 29, 1996 until April 21, 1997, Mr. Reece was a Vice President of the Company. In 1986, Mr. Reece founded USTeleCenters, Inc., a Massachusetts corporation ("USTeleCenters"), which merged with the Company in 1996 (the "Merger"). Mr. Reece's positions with USTeleCenters have been Chairman, President and Chief Executive Officer. Prior to establishing USTeleCenters, he was Director of Manufacturing for Zymark Corporation, a manufacturer of robotic systems for laboratory automation from 1983 until 1986. From 1968 until 1983, he was General Manager of Sales for The Reece Corporation, a manufacturer of specialized automatic equipment for the apparel industry. A graduate of Harvard College, Mr. Reece has extensive international and domestic sales, distribution and management experience. Mr. Reece serves on the boards of several Boston-based non-profit organizations.

Class II Directors
------------------

         John W. Hammon co-founded the Company and currently serves as a director of the Company. From the Company's inception until April 17, 1997, Mr. Hammon served as President and Chief Operating Officer of the Company. From inception until May 1995, Mr. Hammon also served as Secretary. However, Mr.
Hammon resigned as a director of the Company effective May 20, 1997. See "Employment and Other Compensatory Agreements." Mr. Hammon has over 16 years of experience in the computer industry, including the marketing of advanced software and hardware products. From 1987 to December 1991, he was Western Regional Director of PictureTel Corporation. Prior to joining PictureTel, he held positions in field sales, customer service, and regional sales management with

ADP, EDS, and Tandem Computers. Mr. Hammon's educational background includes a B.S. in Finance from California State University - Los Angeles.

         David F. Millet has been a director of the Company since the Merger. Mr. Millet was one of the original founders of USTeleCenters and was a director of USTeleCenters from its inception in 1986 through the date of the Merger. Since 1988, he has served as President of Chatham Venture Corporation, a private investment firm. Since 1994, he has served as a director and President of Thomas Emery Son's, L.L.C., an investment company. Since 1996, he has served as President and Chief Executive Officer of Holographix, Inc., a manufacturer of holographic optical components and systems. Mr. Millet, a graduate of Harvard College, is also a director of Wall Data, Inc. and Natural MicroSystems Inc.

Class III Directors
-------------------

         Calvin M. Carrera has been a director of the Company since September 1994. Mr. Carrera is Director of Advanced Programs for Engineering Management Concepts ("EMC"), a firm which specializes in professional engineering and management services for government and industry clients. He is responsible for advanced program development and execution and has been with EMC since April 1995. From July 1994 to April 1995, he was Director of Western Operations for APEX Technologies, Inc. ("APEX"), a privately held company which provides engineering and training services for the federal and state governments. Prior to joining APEX, Mr. Carrera served for 15 years as General Manager of Veda Incorporated, a privately held firm which provides professional engineering services for a diverse client base. Since 1991, he has served as President of the Defense Services Industry Executive Association, a non-profit corporation with 43 member companies dedicated to improving communications within the defense services industry and between the industry and government. Mr. Carrera holds a B.S. in Electrical Engineering from the University of Utah and a M.S. in Electrical Engineering from the University of Southern California, where he has also completed classroom work for a doctoral degree.

         Robert F. Leduc has been a director of the Company since September 1994. From January 1992 to the present, he has been President and Chief Executive Officer of EconomicsAmerica of California, a California-based not-for-profit funding organization that promotes education in economics. From January 1990 to January 1992, he was President of Foundation Group, another non-profit organization. Mr. Leduc also has been a Visiting Professor at the L.B.J. School of Public Affairs at the University of Texas at Austin since 1990 and was previously a visiting professor or lecturer at the Kennedy School of Public Administration at Harvard University, the University of Alberta, and Rutgers University. Mr. Leduc has specialized in providing consulting services to not-for-profit organizations since 1972, and served as Executive Director of a charitable foundation from 1982 to 1985 and a trade association from 1985 to 1988. Mr. Leduc has an M.B.A. from Wayne State University and is currently completing the requirements for a Ph.D. in Public Administration from the University of Colorado.

         Paul C. O'Brien has been chairman of the Company since January 1997. He is the founder and managing member of Telcom Holding, LLC ("Telcom"), an affiliate of the Company that was formed in December 1996. From 1987 until 1994, Mr. O'Brien was with New England Telephone and Telegraph Company ("New England Telephone"), the unit of NYNEX covering the New England region. He joined New England Telephone in 1987 as Executive Vice President and Chief Operating Officer; in 1988 he was appointed President and Chief Executive Officer; and in 1993 he was elected Chairman. Mr. O'Brien serves on the boards of several companies, including Bank of Boston Corp., Shiva Corporation, First Pacific Networks, Inc. and Cambridge NeuroScience, Inc. Mr. O'Brien is currently President of The O'Brien Group, Inc. and of Pan-Asia Development Corporation, an investment firm concentrating on Asian ventures. He received a degree in electrical engineering from Manhattan College and an MBA from New York University.

Executive Officers
------------------

         Angelo P. Gentile, age 37, has been a Vice President of the Company and Chief Financial Officer of UST since the Merger. He was formerly with USTeleCenters from August 1991, serving as its Chief Financial Officer since May 1995. Prior to joining USTeleCenters, Mr. Gentile served as a Senior Auditor and Consultant with Arthur

Andersen LLP's entrepreneurial and emerging business group. He is a certified public accountant in Massachusetts and a member of both the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants. Mr. Gentile received a B.S. in business administration from Northeastern University.

         William M. McKay, age 42, has been Chief Financial Officer and Secretary of the Company since May 1995. From October 1992 through April 1995, he was an independent consultant and principal of MK Associates, a firm that provides financial and operational consulting services to businesses. From January 1991 to October 1992, Mr. McKay was Senior Vice President and Chief Financial Officer of Kennedy-Wilson, Inc., a real estate brokerage concern. Prior to his service with Kennedy-Wilson, Mr. McKay was Vice President and Controller of HSM Group, a real estate investment company that is affiliated with Kennedy-Wilson with interests in partnerships owning residential and commercial properties. Mr. McKay also has ten years of public accounting experience with Deloitte & Touche, most recently as a senior manager in its audit department. Mr. McKay is a member of the American Institute of Certified Public Accountants, and has a B.S. in business administration with an emphasis in accounting from the University of Southern California - Los Angeles.

         Robert G. Hatfield and John W. Hammon are brothers. There are no other family relationships among the directors and the executive officers of the Company.

      Board of Directors Meetings and Committees of the Board of Directors

         There were eight meetings of the Board of Directors during the six months ended December 31, 1996. All of the directors attended each of these meetings. The Board of Directors has authorized an Audit Committee and a Stock Option and Compensation Committee. There is no nominating committee and the members of each committee are nominated by the majority vote of the Board of Directors.

Audit Committee

         The Board of Directors maintains an Audit Committee, which is currently comprised of Messrs. Carrera, Leduc and Millet. The Audit Committee did not meet during the six months ended December 31, 1996. The Audit Committee was formed to, among other things, consult and meet with the Company's auditors and its Chief Financial Officer and accounting personnel, review potential conflict of interest situations, where appropriate, and report and make recommendations to the full Board of Directors regarding such matters.

Compensation Committee

         The Board of Directors also has a Compensation Committee (the "Compensation Committee"), which is comprised of Messrs. Carrera, Leduc and O'Brien. The Compensation Committee is responsible for supervising the Company's executive compensation policies, administering the employee incentive plans, reviewing officers' salaries, approving significant changes in employee benefits, and recommending to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee did not meet during the six months ended December 31, 1996, but took action by unanimous written consent on one occasion.

Director Compensation

         All directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Directors' meetings and all directors who are not executive officers or employees of the Company currently receive a director's fee of $1,000 per meeting attended and $1,000 per month for service as a director. Additionally, outside directors also receive $500 per month for membership on committees of the Board of Directors. Pursuant to the 1997 Non-Employee Director Stock Option Plan proposed to be adopted, outside directors will also receive 10,000 non-qualified stock options upon election as a director, and, after ninety (90) days of continuous service as an outside director, 2,000 non-qualified stock options on the date of each annual meeting, commencing with this Annual Meeting. The 10,000 non-qualified stock options are automatically exercisable but vest six (6) months following their issuance and have an exercise price equal to the fair market value of the Common Stock on the option grant date. The 2,000 non-qualified stock options are fully vested and exercisable as of the grant date and have an exercise price equal to the fair market value of the Common Stock on option grant date.

Compliance with Beneficial Ownership Reporting Rules

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("Commission"). Such officers, directors, and stockholders are required by Commission regulations to furnish the Company with copies of all such reports that they file.

         Based solely upon a review of copies of such reports furnished to the Company during the six months ended December 31, 1996 and thereafter, and written representations received by the Company from directors, officers, and beneficial owners of more than 10% of the Company's Common Stock ("reporting persons"), the Company believes that, during the six months ended December 31, 1996, all Section 16(a) filing requirements applicable to the Company's reporting persons were complied with.

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee of the Board of Directors of the Company was, during the six months ended December 31, 1996, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K.

         During the six months ended December 31, 1996, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

Executive Compensation

         The following table sets forth the compensation for the Chief Executive Officer and each of the most highly compensated executive officers whose individual remuneration exceeded $100,000 (or would have exceeded $100,000 if the reporting period covered herein was for twelve months) for the six months ended December 31, 1996 (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                             Annual Compensation         Compensation
                                      --------------------------------   ------------
Name and Principal Position            Year         Salary     Bonus      Options(1)
---------------------------            ----        --------    -----    ------------
Robert G. Hatfield                     1996(2)     $114,603        --             --
Director and Chief Executive           1996        $168,000        --        100,000
Officer                                1995        $126,000        --         50,000

John W. Hammon(3)                      1996(2)     $114,603        --             --
Director and Former President          1996        $168,000        --        100,000
and Chief Operating Officer            1995        $160,000        --         50,000

William M. McKay                       1996(2)     $ 68,000        --             --
Secretary and Chief Financial          1996        $118,216        --         25,000
Officer                                1995        $ 17,914        --         72,800

Franklin A. Reece, III                 1996(2)     $ 64,492   $43,111             --
President and Director(4)              1996        $120,000   $27,693         73,602
                                       1995        $137,500   $20,300             --

---------------------------
(1) All stock options to Messrs. Hatfield, Hammon and McKay were granted under the Company's 1995 Stock Option Plan. Mr. Reece's stock options were originally options to acquire USTeleCenters Common Stock that were converted into options to acquire the Company's Common Stock upon consummation of the Merger.
(2) The Company changed its year end from June 30 to December 31, therefore, the information presented for the footnoted 1996 represents the period from July 1, 1996 to December 31, 1996.
(3) Effective April 17, 1997, Mr. Hammon resigned as President and Chief Operating Officer and as a director effective May 20, 1997. See "Employment and Other Compensatory Agreements."
(4) Mr. Reece became an employee of the Company on November 29, 1996 in connection with the Merger, which was treated as a pooling of interests for financial reporting purposes. The amounts shown up until such date were paid by USTeleCenters. He was appointed President of the Company on April 21, 1997. From November 29, 1996 until April 21, 1997, Mr. Reece was Vice President of the Company.

Year End Options

         The following table sets forth information regarding unexercised options held by the Named Executives. No options were exercised during the six months ended December 31, 1996:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                    Number of Unexercised Options           Value of In-the Money
                                         at Fiscal Year End               Options at Fiscal Year End
                 Name                 Exercisable/Unexercisable            Exercisable/Unexercisable
                 ----                 -------------------------            -------------------------
Robert G. Hatfield                           150,000/0                           $247,500/$0
John W. Hammon(1)                            150,000/0                           $247,500/$0
William M. McKay                              85,300/0                           $193,035/$0
Franklin A. Reece, III                        73,602/0                           $370,586/$0

---------------------------
(1) Effective April 17, 1997, Mr. Hammon resigned as President and Chief Operating Officer and as a director effective May 20, 1997. See "Employment and Other Compensatory Agreements."

Employment and Other Compensatory Agreements

         The Company entered into an employment agreement with Mr. Reece on November 29, 1996, which expires on December 31, 1998. Under the terms of this agreement, Mr. Reece's annual base salary is $150,000 and he is entitled to receive from the Company a minimum annual cash bonus of $25,000 for each of 1997 and 1998. Any bonuses in excess of such minimum amounts are subject to determination by the Company. On December 9, 1996, the Board of Directors of the Company increased Mr. Reece's base salary to $198,000. The agreement provides that upon termination of Mr. Reece's employment with the Company, either for Good Reason or without Cause (as defined in the employment agreement) he is entitled to receive salary payments through the first anniversary of the date on which his employment was terminated (the "Termination Date"), or December 31, 1998, whichever date is later, in addition to a cash lump-sum payment and the continuation of fringe benefits until the first anniversary of the Termination Date. Upon the voluntary termination of his employment with the Company, he shall receive all accrued salary, bonus and other benefits. In the event that his employment is terminated in connection with a change of control of the Company, he will receive, for a period of time, which is to be not less than one year, his salary, all fringe benefits to which he is entitled and a cash lump-sum payment.

         In December 1996, the Company also reaffirmed annual salary levels for each of Messrs. Hatfield, Hammon and McKay of $220,000, $220,000 and $136,000, respectively. The Company is in the process of negotiating an employment agreement with Mr. Hatfield. In February 1997, the Company entered into a new agreement with Mr. McKay which provides for similar benefits as those provided for in Mr. Reece's employment agreement (except with a $136,000 salary and no guaranteed bonus), which agreement is effective as of December 9, 1996.

         The Company and Mr. Hammon have reached an agreement in principle (the "Agreement in Principle") pursuant to which Mr. Hammon has resigned as President and Chief Operating Officer, effective April 17, 1997, and has also resigned from the Company's Board of Directors, effective May 20, 1997. Under the Agreement in Principle, Mr. Hammon will perform certain consulting services for the Company through December 31, 1998 (the "Consulting Period").

         During the Consulting Period, Mr. Hammon will receive a consulting fee of $19,335 per month and will be provided with group health coverage by the Company. The Company has also agreed to pay Mr. Hammon's legal fees incurred in connection with the negotiation and preparation of the definitive written agreement, up to a maximum of $2,500. During the Consulting Period, Mr. Hammon will be subject to, among other things, a non-competition covenant and certain restrictions on disclosing confidential information about the Company.

         Mr. Hammon's options, exercisable for an aggregate of 150,000 shares of the Company's Common Stock, expire ninety days after the Consulting Period ends. Pursuant to the Agreement in Principle, the Company has granted Mr. Hammon certain "piggyback" registration rights with respect to 450,000 shares of Common Stock he currently owns and the 150,000 shares of Common Stock he may acquire upon exercise of his options. Mr. Hammon has agreed that he will not sell or otherwise dispose of his shares of the Company's Common Stock in connection with any underwritten public offering without the written consent of the Company. In addition, Mr. Hammon will not, during the Consulting Period, sell an amount of shares totaling more than one percent of the Company's outstanding shares of Common Stock during any three month period.

         The parties are in the process of reducing the Agreement in Principle to written form and expect the definitive written agreement to be executed shortly. There can be no assurance, however, that the parties will reach a definitive agreement based on the terms of the Agreement in Principle.

Certain Relationships and Related Transactions

         Transactions with USTeleCenters, Inc. On November 29, 1996, the Company completed the acquisition of USTeleCenters, Inc., a Massachusetts corporation ("USTeleCenters"), by means of a merger of USTeleCenters with and into View Tech Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of View Tech ("VTAI") (the "Merger"). The Merger was effected pursuant to a Merger Agreement by and among the Company, VTAI and

USTeleCenters dated as of September 5, 1996, as amended on October 31, 1996 (the "Merger Agreement"). In exchange for all of the outstanding shares of USTeleCenters common stock, $0.01 par value, the USTeleCenters stockholders received 2,240,976 shares of Common Stock (excluding options convertible into 184,003 shares of Common Stock).

         The Merger Agreement provided that Franklin A. Reece, III, the Chairman and President of USTeleCenters, and Angelo P. Gentile, the Chief Financial Officer of USTeleCenters, would enter into employment agreements with the Company. The Agreement further provided that Messrs. Reece and David F. Millet would be elected to the Board of Directors of the Company. All these events occurred as required by the Merger Agreement.

         Following the Merger, VTAI changed its name to "USTeleCenters, Inc." ("UST") and continued to operate the former businesses of USTeleCenters. Concurrent with the Merger, which was approved at the Company's annual meeting of stockholders on November 26, 1996, the Company reincorporated in Delaware from California, changed the par value of the Common Stock and its preferred stock to $0.0001 from $0.01, amended its bylaws to provide for a staggered board of directors, and increased its authorized number of shares of Common Stock to 20,000,000 shares from the original 10,000,000 shares.

         Mr. Reece, an executive officer and director of the Company, was the beneficial owner of approximately 23.2% of the outstanding common stock of USTeleCenters and was an executive officer and director of USTeleCenters. Mr. Gentile, an executive officer of the Company, was the beneficial owner of approximately 2.5% of the outstanding common stock of USTeleCenters and was an executive officer of USTeleCenters. Mr. Millet, a director of the Company, was the beneficial owner of approximately 9% of the outstanding common stock of USTeleCenters and was a director of USTeleCenters.

         The conversion ratio for the shares of USTeleCenters common stock and the other terms of the Merger Agreement were negotiated at arms-length between the management of the Company and the management of USTeleCenters. Prior to the Merger, there was no relationship between the Company, and any of its officers, directors and employees, and USTeleCenters, and any of its officers, directors and employees.

         Transactions with Telcom Holding, LLC. On December 31, 1996, the Company entered into an agreement (the "Purchase Agreement") with Telcom Holding, LLC, a Massachusetts limited liability company ("Telcom") formed by The O'Brien Group, Inc., a Massachusetts corporation (the "O'Brien Group"), pursuant to which Telcom agreed to use its reasonable best efforts to purchase
(i) up to 650,000 shares of Common Stock (the "Purchase Shares") and (ii) Common Stock Purchase Warrants of the Company (the "Telcom Purchase Warrants," and together with the Purchased Shares the "Purchased Securities") to purchase up to 325,000 shares of Common Stock, at a price of $4.40 per unit ("Unit"). Each Unit consists of one (1) share of Common Stock and one (1) Telcom Purchase Warrant for the purchase of one-half (1/2) share of Common Stock at a purchase price per share of $6.50. The Purchase Agreement provided that if the aggregate purchase price for the Purchased Securities issued and sold to Telcom was at least $2,500,000, the Company would issue to Paul C. O'Brien and Mark P. Kiley, managing members of Telcom, additional Common Stock Purchase Warrants of the Company (the "O'Brien Purchase Warrants") for the purchase of one-half (1/2) the aggregate number of shares of Common Stock that are purchasable under the Telcom Purchase Warrants issued and sold to Telcom, at a purchase price per share of $6.50. The Purchase Agreement further provided that the aggregate number of Purchased Securities may be increased by mutual agreement of the Company and Telcom, but not to a number that would require the Company to obtain stockholder approval under applicable rules promulgated by the NASDAQ National Market.

         The Purchase Agreement further provided that upon the first issuance and sale of any Purchased Securities to Telcom under the Agreement, which occurred on January 15, 1997 (the "Initial Closing"), the Company was required to take such actions as may be reasonably practicable to cause Paul C. O'Brien, the president of The O'Brien Group, to be nominated and elected to serve as Chairman and as a member of the Board of Directors. The Purchase Agreement also provides that if Mr. O'Brien does not serve in such capacity for any reason, the Company is required to take such actions as may be reasonably practicable to cause another person designated by Telcom and reasonably acceptable to a majority of the Board of Directors to be nominated and elected to serve as a member of the Board of Directors. The foregoing requirements expire at the end of the initial three-year director term to which Mr. O 'Brien is elected.

         As long as Telcom Purchase Warrants to purchase at least fifty percent (50%) of the aggregate number of shares of Common Stock purchasable under all Telcom Purchase Warrants issued under the Purchase Agreement are outstanding, but not longer than six (6) months after the Initial Closing, i.e., July 15, 1997, subject to certain exceptions, (i) if the Company intends to issue any equity securities to a third party, it must offer to each holder of Purchased Shares and to each holder of shares of Common Stock issued upon exercise of the Telcom Purchase Warrants or the O'Brien Purchase Warrants (the "Warrant Shares") the right, for a period of twenty (20) days, to purchase for cash, at a purchase price equal to the price or other consideration for which such securities are to be issued, a number of such securities (up to but not exceeding that number of such equity securities that the Company intends to issue or has received an offer to purchase) that would enable, after giving effect to such issuance, such holder to maintain its same proportionate fully-diluted equity ownership in the Company as it held on the date of such notice, and (ii) the Company will not, except with the affirmative vote or consent of at least five (5) members of the Board of Directors, (A) merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all or substantially all of its assets to any third party, or (B) permit any of its subsidiaries to do any of the foregoing, other than sales or other dispositions of assets in the ordinary course of business. In addition, holders of Purchased Shares and Warrant Shares are granted certain "piggyback" registration rights and certain registration rights on Form S-3 (or Form S-1 if the Company is not eligible for any reason to use Form S-3) under the Purchase Agreement.

         The Telcom Purchase Warrants and the O'Brien Purchase Warrants are redeemable at the Company's option on 30 days' notice to the holders thereof at a price of $0.50 per share of underlying Common Stock if (i) the average closing bid price of the Common Stock has been at least $10.00 per share for a period of 60 consecutive trading days ending within ten days prior to the Company's written notice of redemption, or (ii) the Company effects a best efforts or firm commitment underwritten public offering of Common Stock resulting in aggregate gross proceeds to the Company of not less than $7,500,000, provided that in such case the exercise price for the Telcom Purchase Warrants and the O'Brien Purchase Warrants will be reduced in proportion to any amount by which the public offering price is less than $10.00 per share.

         Telcom purchased all the Purchased Securities by March 10, 1997. The Purchase Agreement provides that all net proceeds from the sale of the Purchased Securities are required to be used by the Company for working capital purposes, including payment of up to $500,000 toward professional fees, costs and expenses associated with the Merger.

         Mr. O'Brien, the Chairman of the Company's Board of Directors, is a managing member of Telcom. For the six months ended December 31, 1996, UST incurred $45,000 in consulting fees to The O'Brien Group under a consulting agreement dated October 21, 1996. The agreement related to the organizational structure of USTeleCenters. Mr. O'Brien is the President of The O'Brien Group. Prior to the execution of the Purchase Agreement, there were no other relationships between the Company, and any of its officers and employees, and Telcom, and any of its members. The purchase price for the Purchased Securities, and the other terms of the Purchase Agreement were negotiated at arm's length by the management of the Company and the managing members of Telcom.

                           ------------------------

                   AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN
                           (Item 2 of the Proxy Card)

Introduction

         The stockholders are being asked to approve two (2) amendments to the Company's 1997 Stock Incentive Plan (the "Plan") which will (i) increase the maximum number of shares of Common Stock reserved for issuance over the term of the Plan from 300,000 to 600,000 shares and (ii) increase the maximum number of shares for which any one person may receive option grants from 150,000 shares to 200,000 shares in the aggregate per calendar year.

         The Board of Directors adopted the amendment on March 11, 1997, subject to stockholder approval at the Annual Meeting. The Board believes the amendments are necessary in order to assure that the Company will have a sufficient reserve of Common Stock, both over the term of the Plan and on an annual basis under the Plan, to provide option grants as an equity incentive to attract and retain the services of key individuals essential to the Company's long-term success.

         The following is a summary of the principal features of the amended Plan, together with the tax and accounting implications of transactions effected under the Plan. The summary, however, is not intended to be a complete description of all the terms of the Plan. A copy of the Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the corporate offices in Camarillo, California.

Eligibility

         Under the Plan, options may be issued from time to time to key employees (including officers, non-employee Board members and independent consultants in the service of the Company (or any parent or subsidiary company) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies).

         As of April 15, 1997, approximately 300 employees (including four (4) executive officers) and four (4) non-employee Board members were eligible to participate in the Plan.

Administration

         The Compensation Committee of the Board administers the Plan with respect to the Company's executive officers subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934 ("Section 16 Insiders"). With respect to all other participants, the Plan may be administered by the Compensation Committee, a special committee (the "Secondary Committee") comprised of one or more employee-Board members appointed by the Board, or by the entire Board itself. Each entity whether the Compensation Committee, the Secondary Committee or the Board, will be referred to in this summary as the Plan Administrator with regard to its particular functions under the Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the Plan) to authorize option grants under the Plan within the scope of its administrative jurisdiction.

Share Reserve

         The total number of shares of Common Stock issuable over the term of the Plan may not exceed 600,000 shares (including the 300,000-share increase for which stockholder approval is sought under this Proposal). However, under the Plan as amended, no individual participating in the Plan may be granted stock options for more than 200,000 shares in the aggregate per calendar year. Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Plan will be added back to the number of shares of Common Stock reserved for issuance under the Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Plan.

         As of April 15, 1997, 63,000 shares were subject to outstanding option grants and 537,000 shares remained available for future grant (assuming approval of this Proposal) under the Plan.

Changes in Capitalization

         If any change is made to the Common Stock issuable under the Plan (by reason of any merger, consolidation or reorganization of the Company or any recapitalization, stock split, stock dividend, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock without the Company's receipt of consideration), then appropriate adjustments will be made to the maximum number and/or class of securities available for issuance under the Plan, the number and/or class of securities and exercise price per share in effect under each outstanding option under the Plan, and the maximum number and/or class of securities for which stock options may be granted to any one participant per calendar year. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the Plan.

Valuation

         The fair market value per share of Common Stock on any relevant date under the Plan will be the closing selling price per share on that date on the NASDAQ National Market. On April 15, 1997, the closing selling price per share determined on such basis was $3.63.

Grants

         The Plan Administrator has complete discretion (subject to the provisions of the Plan) to determine which eligible individuals are to receive option grants under the Plan, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule applicable to the grant, the status of that grant as an incentive stock option or non-statutory option under the Federal tax laws, the maximum term for which the option is to remain outstanding and the remaining terms of each such grant. The Company will pay all expenses incurred in administering the Plan.

Price and Exercisability

         The exercise price per share for options granted under the Plan may not be less than one hundred percent (100%) of the fair market value per share of Common Stock on the grant date. No granted option will have a term in excess of ten (10) years, and each option will generally become exercisable in a series of installments over the optionee's period of service with the Company. The shares of Common Stock acquired upon the exercise of one or more options may, however, be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator may at any time cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

         The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

         No optionee will have any stockholder rights with respect to the option shares until he or she has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Termination of Service

         The optionee will have a limited period of time following his or her cessation of employment or service in which to exercise his or her outstanding options under the Plan. During this limited exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of his or her cessation of employment or service. However, the Plan Administrator will have complete discretion, exercisable at any time while the options remain outstanding, to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised and to accelerate the exercisability or vesting of those options in whole or in part.

Acceleration

         In the event that the Company is acquired by a merger in which there is a change in ownership of seventy-five percent (75%) or more of the Company's outstanding voting securities or through a sale of all or substantially all of the Company's assets ("Acquisition"), each outstanding option under the Plan which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Plan will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Immediately following such Acquisition, all outstanding options will terminate, except to the extent assumed by the successor corporation.

         The Plan Administrator will have complete discretion to grant one or more options under the Plan which will become fully exercisable for all the option shares in the event those options are assumed in the Acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period (not to exceed eighteen (18) months) following such Acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed eighteen
(18) months) following a change in control of the Company (whether by successful tender offer for more than 75% of the outstanding voting stock or a change in the majority of the Board as a result of one or more contested elections for Board membership). In addition, the Plan Administrator may structure one or more of the Company's outstanding repurchase rights so that those rights will terminate (and the shares subject to those rights will immediately vest) upon an involuntary termination of the optionee's service following either an Acquisition or change in control.

         The Plan originally provided that the triggering event for the acceleration based upon a change of control was a 35% change in ownership. On March 11, 1997, the Board of Directors amended the Plan to provide that a 75% change in ownership triggered a change in control. Any outstanding options granted prior to the amendment will vest upon a 35% change in ownership.

Special Tax Election

         The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Options Granted

         The table below shows, as to each of the Named Executive Officers and each of the indicated groups, the following information with respect to stock options granted during the period from the November 26, 1996, effective date of the Plan, through April 15, 1997: (i) the number of shares of Common Stock subject to options granted under the Plan during that period and (ii) the weighted average option price per share for such options.

                               OPTION TRANSACTIONS


                                                        Options Granted      Weighted Average
Name                                                   Number of Shares       Exercise Price
----                                                   ----------------       --------------
Paul C. O'Brien                                             10,000                 $5.00
Chairman of the Board of Directors

John W. Hammon(1)                                                0                   N/A
Director and Former Chief Operating Officer
and President

Robert G. Hatfield                                               0                   N/A
Chief Executive Officer and Director

William M. McKay                                                 0                   N/A
Chief Financial Officer and Secretary

Franklin A. Reece, III                                           0                   N/A
President and Director

Angelo P. Gentile                                                0                   N/A
Vice President

Calvin M. Carrera                                            2,000                 $6.38
Director

Robert F. Leduc                                              2,000                 $6.38
Director

David F. Millet                                             10,000                 $6.25
Director

All current executive officers as a group (4 persons)            0                   N/A

All current directors (other than executive officers)       24,000                 $5.75
as a group (5 persons)

All employees including current officers, who are not       36,000                 $5.81
executive officers, as a group (9 persons)


----------------------------------------------------

(1) Effective April 17, 1997, Mr. Hammon resigned as President and Chief Operating Officer of the Company and as a director effective May 20, 1997. See "Employment and Other Compensatory Agreements."

Amendment and Termination of the Plan

         The Board may amend or modify the Plan in any or all respects whatsoever. However, certain amendments to the Plan may require stockholder approval pursuant to applicable laws or regulations.

         The Board may terminate the Plan at any time, but in all events the Plan will terminate upon the earlier of December 31, 2006 or the date all shares available for issuance under the Plan are issued or canceled pursuant to the exercise or surrender of options granted under the Plan. Any options outstanding at the time of the termination of the Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

Federal Income Tax Consequences

         Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

         The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the Plan will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

         Option grants with an exercise price not less than the fair market value of the shares on the grant date will not result in any direct compensation expense to the Company's earnings, but such options may be a factor in determining the Company's earnings per share on a fully-diluted basis. In addition, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense.

Recommendation of the Board of Directors

         The affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the Annual Meeting is sought for the 300,000-share increase to the Plan. The Board of Directors believes that option grants under the Plan play an important role in the Company's efforts to attract, employ, and retain individuals essential to the Company's long-term success. If the stockholders do not approve the proposal, then the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Plan.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                      STOCKHOLDERS VOTE FOR THIS PROPOSAL.

New Plan Benefits

         As of April 15, 1997, no options had been granted on the basis of the 300,000-share increase which is the subject of this Proposal.

Stockholder Approval

         The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the 1997 Stock Incentive Plan. Should such stockholder approval not be obtained, then the number of shares reserved for issuance under the 1997 Stock Incentive Plan will not be increased.

                        -------------------------------

                  APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN
                           (Item 3 of the Proxy Card)

         The stockholders are being asked to vote on a proposal to approve the adoption of the Company's Employee Stock Purchase Plan (the "Purchase Plan"), pursuant to which 100,000 shares of Common Stock will be reserved for issuance. The Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code. The Purchase Plan was adopted by the Board on March 11, 1997 and will become effective on August 1, 1997 (the "Effective Date"), if the stockholders approve this Proposal at the Annual Meeting.

         The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the attention of the Corporate Secretary of the Company at the Company's corporate offices in Camarillo, California.

Administration

         The Purchase Plan will be administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

Share Reserve

         A reserve of 100,000 shares of Common Stock has been set aside for issuance over the ten (10)-year term of the Purchase Plan. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the Purchase Plan, (ii) the class and number of securities purchasable per participant during any one purchase period and (iii) the class and number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Purchase Periods

         The Purchase Plan will be implemented in a series of successive six
(6)-month purchase periods. Purchase periods will run from the first business day in February to the last business day in July each year, and from the first business day in August each year to the last business day in January of the following year. The first purchase period will begin on August 1, 1997.

Eligibility

         Individuals regularly scheduled to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will be eligible to participate in the Purchase Plan, subject to the limitations below under the "Special Limitations" section. Only individuals who are such eligible employees on the start date of a purchase period under the Purchase Plan may participate in that purchase period.

         Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees. The Company's subsidiary, UST, is expected to participate in the Purchase Plan as of the August 1, 1997 initial purchase period and is listed in Schedule A attached to the Purchase Plan. The stockholders will be notified periodically in the event one or more other subsidiary corporations subsequently becomes a participating company in the Purchase Plan.

         As of April 15, 1997, approximately 300 employees, including two executive officers, were eligible to participate in the Purchase Plan.

Purchase Provisions

         Each participant will be granted a separate purchase right for each purchase period in which he or she participates. The purchase right will be granted on the start date of that purchase period and will be automatically exercised on the last business day of that purchase period.

         Each participant may authorize payroll deductions in any multiple of one percent (1%) of his or her cash earnings (including base salary, commissions and bonus) for the purchase period, up to a maximum of ten percent (10%).

         On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of shares of Common Stock at the purchase price in effect for that purchase period. No participant may, during any one purchase period, purchase more than 2,000 shares of Common Stock.

Purchase Price

         The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common
                     -----
Stock on the start date of the purchase period or (ii) the fair market value per share of Common Stock on the purchase date.

Valuation

         The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the NASDAQ National Market. On April 15, 1997, the fair market value per share of Common Stock determined on such basis was $3.63 per share.

Special Limitations

         The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

              (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

              (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

Termination of Purchase Rights; Withdrawal

         The purchase right will immediately terminate upon the participant's loss of eligible employee status, and the payroll deductions collected on his or her behalf for the purchase period in which so loss of status occurs will be refunded.

         A participant may withdraw from a purchase period at any time prior to the purchase date in effect for that purchase period. The payroll deductions collected on such individual's behalf for the purchase period in which such withdrawal occurs will, at his or her election, either be applied to the purchase of Common Stock on the next scheduled purchase date or refunded.

Stockholder Rights

         No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

         No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

Acquisition

         In the event that the Company is acquired by a merger in which there is a change in ownership of seventy-five percent (75%) or more of the Company's outstanding voting securities or by sale of all or substantially all of the Company's assets ("Acquisition"), all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such Acquisition. The purchase price will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of the purchase period in which the Acquisition occurs or (ii) the fair market value per share of Common Stock immediately prior to the effective date of such Acquisition.

Amendment and Termination

         The Purchase Plan will terminate upon the earliest to occur of (i) the last business day in July 2007, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

         The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) materially increase the number of shares issuable under the Purchase Plan or the number of shares purchasable per participant during any one purchase period, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

Federal Income Tax Consequences

         The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

         If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

         If the participant sells or otherwise disposes of the purchased shares more than two (2) years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

         If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

         The issuance of Common Stock under the Purchase Plan will not result in any direct compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

Stockholder Approval

         The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of the Purchase Plan. Should such stockholder approval not be obtained, then the Purchase Plan will not be implemented.

Recommendation of the Board of Directors

         The Board believes that it is in the best interests of the Company to implement a program of stock ownership for the Company's employees which provides them with an opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                      STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                           --------------------------

          APPROVAL OF THE 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                           (Item 4 of the Proxy Card)

         The Company's stockholders are being asked to approve the adoption of the 1997 Non-Employee Directors Stock Option Plan (the "Directors Plan"), pursuant to which 50,000 shares of Common Stock will be reserved for issuance. The Directors Plan is intended to serve as a special equity incentive program for the non-employee members of the Company's Board of Directors (the "Board"). The Directors Plan was adopted by the Board on March 11, 1997 and will become effective on the date of the Annual Meeting (the "Effective Date"), if the stockholders approve this Proposal.

         The following is a summary of the principal features of the Directors Plan. The summary, however, does not purport to be a complete description of all the provisions of the Directors Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Camarillo, California.

Share Reserve

         A reserve of 50,000 shares of Common Stock has been set aside for issuance over the ten (10)-year term of the Directors Plan. Should any options granted under the Directors Plan terminate prior to exercise in full, the shares subject to the unexercised portion of those options will be available for subsequent option grants. In addition, any unvested shares issued under the Directors Plan and subsequently repurchased by the Company at the option exercise price paid per share pursuant to the Company's repurchase rights will be added back to the number of shares of Common Stock reserved for issuance under the Directors Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Directors Plan.

Changes in Capitalization

         In the event any change is made to the outstanding shares of Common Stock by reason of any merger, consolidation or reorganization of the Company or any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the maximum number and/or class of securities available for issuance under the Directors Plan and the number and/or class of securities and exercise price per share in effect under each outstanding option under the Directors Plan. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the Directors Plan.

Eligibility

         Only the non-employee members of the Board will be eligible to participate in the Directors Plan. As of April 15, 1997, four non-employee Board members were eligible to participate in the Directors Plan.

Valuation

         The fair market value per share of Common Stock on any relevant date under the Directors Plan will be the closing selling price per share on that date on the NASDAQ National Market. On April 15, 1997, the closing selling price per share was $3.63.

Automatic Option Grants

         All automatic option grants under the Directors Plan will be made in strict compliance with the express provisions of such plan. Accordingly, stockholder approval of this Proposal will also constitute pre-approval of each option granted pursuant to the provisions of the Directors Plan summarized below and the subsequent exercise of that option in accordance with such provisions.

1. Each individual who first becomes a non-employee Board member on or after the Effective Date will automatically be granted at that time an option grant for 10,000 shares of Common Stock, provided such individual has not previously been in the Company's employ.

2. On the date of each Annual Stockholders Meeting, beginning with this Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 2,000 shares of Common Stock, provided that individual has continuously served as a non-employee Board member for at least ninety
         (90) days. There will be no limit on the number of such 2,000-share option grants which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be eligible for one or more 2,000-share option grants.

3. Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date. Each option will have a maximum term of ten
         (10) years measured from the option grant date, subject to earlier termination following the optionee's cessation of Board service.

4. Each automatic option will remain exercisable for a twelve (12)-month period following the optionee's cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.

5. Each initial 10,000-share option grant will be immediately exercisable for all the option shares, but any unvested shares purchased by the optionee under that grant will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to the initial 10,000-share option grant will vest (and the Company's repurchase rights will lapse) upon the optionee's completion of six (6) months of Board service measured from the grant date. Each annual 2,000-share option grant will be immediately exercisable for all the option shares as fully-vested shares.

Limited Transferability

         Options granted under the Directors Plan may be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Acceleration

         The shares subject to each initial 10,000-share option grant will immediately vest upon (i) the optionee's death or permanent disability while serving as a Board member, (ii) an acquisition of the Company by a merger in which there is a change in ownership of seventy-five percent (75%) or more of the Company's outstanding voting securities or through a sale of all or substantially all of the Company's assets or (iii) a change in control of the Company effected by a successful tender offer for more than seventy-five percent (75%) of the Company's outstanding voting securities or by a change in the majority of the Board as a result of one or more contested elections for Board membership.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Amendment and Termination

         The Board may amend or modify the Directors Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable laws or regulations. The Board may terminate the Directors Plan at any time, and the Directors Plan will in all events terminate on March 10, 2007.

Federal Income Tax Consequences

         Options granted under the Directors Plan will be non-statutory options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code (the "Code"). The Federal income tax treatment for such options is as follows:

         No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Accounting Treatment

         Option grants with an exercise price equal to the fair market value of the shares on the grant date will not result in any direct compensation expense to the Company's earnings, but such options may be a factor in determining the Company's earnings per share on a fully-diluted basis. In addition, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense.

Stockholder Approval

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the Directors Plan. Should such stockholder approval not be obtained, then the Directors Plan will not be implemented.

         The Board believes that it is in the best interests of the Company to implement an equity incentive program which will provide the non-employee Board members with a meaningful opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                      STOCKHOLDERS VOTE FOR THIS PROPOSAL.

New Plan Benefits

         Each of the following non-employee Board members will, upon their re-election to the Board at the Annual Meeting, receive an option grant for 2,000 shares under the Directors Plan, if this Proposal is approved by the stockholders: Calvin M. Carrera, Robert F. Leduc, David F. Millet and Paul C. O'Brien. Each such option will have an exercise price per share equal to the closing selling price per share of Common Stock on that date on the NASDAQ National Market.

                        -------------------------------

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                           (Item 5 of the Proxy Card)

         The Board of Directors has selected Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1997, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company's stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that they pass upon such selection.

         Carpenter Kuhen & Sprayberry acted as the Company's independent accountants for the fiscal year ended December 31, 1996. Representatives of Carpenter Kuhen & Sprayberry and Arthur Andersen LLP are expected to be present at the Annual Meeting. They have been offered the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         In the event the stockholders fail to ratify the selection of Arthur Andersen LLP , the Audit Committee of the Board of Directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

                       BOARD COMPENSATION COMMITTEE REPORT


Compensation Committee Report on Executive Compensation

         The Company's executive compensation plan is administered by the Compensation Committee, which was comprised of two non-employee Directors during the period from July 1, 1996 through December 31, 1996. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of each executive officer and recommending such compensation to the Board of Directors.

         The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and the executive's individual performance, and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to contribute, to the Company's long-term success. In establishing executive compensation, the Compensation Committee is guided by the following principles: (i) the total compensation for executive officers should be sufficiently competitive with the compensation paid by other high-growth companies in the telecommunications industry for officers in comparable positions so that the Company can attract and retain qualified executives and (ii) individual compensation should include components that reflect the financial performance of the Company and the performance of the individual.

         The compensation of the Company's executive officers consists of a combination of base salary, bonuses and equity-based compensation. The Compensation Committee believes that executive compensation should be designed to motivate executives to increase shareholder values, and further believes that executive officers can best increase shareholder value through the Company's operating results by supplying high quality products and services to the Company's customers.

         Base Salary. The Compensation Committee sets the base salary for executive officers by reviewing the salaries for comparable positions in high-growth companies in the Company's industry, the historical compensation levels of the Company's executives and the executive's individual performance in the preceding year. The Compensation Committee utilizes salary surveys for reference purposes, but its salary determinations are not subject to specific criteria.

         Chief Executive Officer Compensation. The compensation for the Company's Chief Executive Officer, Mr. Robert Hatfield was determined based on the same policies and criteria as the compensation for other executive officers.


                           The Compensation Committee
                                  Paul C. O'Brien, Chairman(1)
                                  Calvin M. Carrera
                                  Robert F. Leduc


------------------------------
         (1) Mr. O'Brien was not a director or a member of the Compensation Committee during the six months ended December 31, 1996. Accordingly, he did not participate in any of the decisions regarding compensation during such period.

Stock Price Performance

         The following graph compares the total cumulative stockholder return on the Common Stock from June 15, 1995 (date of initial public offering) to December 31, 1996 to that of the (a) NASDAQ 100 Index, the index is derived from performance data from 100 companies, and (b) the NASDAQ Telecommunications Index, over the same period which is derived from the performance data from 177 companies. The graph assumes that the value of an investment in Common Stock and in each such index was $100 on June 15, 1995, and that all dividends have been reinvested.

                           [GRAPH OF VIEW TECH, INC.]

Plot Points
-----------

Based on a $100 dollar investment as of June 15, 1995




                        PERFORMANCE GRAPH APPEARS HERE

                                            NASDAQ       NASDAQ
Measurement Period           VIEW TECH      COMPOSITE    TELECOMMUNICATIONS
(Fiscal Year Covered)        INC.           INDEX        INDEX
-------------------          ---------      ---------    ------------------
Measurement Pt-  6/15/1995   $100           $100         $100
FYE  6/30/95                 $100           $105         $105
FYE  6/30/96                 $109           $133         $133
FYE  12/31/96                $78            $162         $123





                                FORM 10-K REPORT

         A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-K is available without charge to stockholders and may be obtained by writing to William M. McKay, Chief Financial Officer, View Tech, Inc., 950 Flynn Road, Camarillo, California 93012.

                              SHAREHOLDER PROPOSALS

         Any proposals of security holders which are intended to be presented at next year's Annual Meeting must be received by the Company at its principal executive offices on or before December 22, 1997, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                                            By Order of the Board of Directors


                                            /s/ William M. McKay

                                            William M. McKay
                                            Secretary


Camarillo, California
April 21, 1997

Please complete, date, and sign the enclosed proxy and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States.

                                 View Tech, Inc.
                               Index to Appendices



     Appendix A     1997 Stock Incentive Plan
                    Amended and Restated Effective March 11, 1997

     Appendix B     Employee Stock Purchase Plan

     Appendix C     1997 Non-Employee Directors Stock Option Plan

                                                                      APPENDIX A

                                VIEW TECH, INC.
                           1997 STOCK INCENTIVE PLAN
                           -------------------------

               (As Amended and Restated Effective March 11, 1997)


                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------


     I.   PURPOSE OF THE PLAN

          This 1997 Stock Incentive Plan is intended to promote the interests of View Tech, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders.

          B. Administration of the Plan with respect to all other persons may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

          C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option or stock issuance thereunder.

          E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

     III.  ELIGIBILITY

          A.   The persons eligible to participate in the Plan are as follows:

                    (i)   Employees,

                    (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine which eligible persons are to receive option grants under the Plan, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

     IV.  STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 600,000 shares.

          B. No one person participating in the Plan may receive stock options for more than 200,000 shares of Common Stock in the aggregate per calendar year.

          C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

          D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                             PROVISIONS OF THE PLAN
                             ----------------------


     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------  -------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   EXERCISE PRICE.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in one or more of the forms specified below:

                    (i)   cash or check made payable to the Corporation,

                    (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   EXERCISE AND TERM OF OPTIONS.  Each option shall be exercisable
               ----------------------------
at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

          C.   EFFECT OF TERMINATION OF SERVICE.
               --------------------------------

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                   (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                   (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                   (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                   (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                   (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D.   STOCKHOLDER RIGHTS.  The holder of an option shall have no
               ------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E.   REPURCHASE RIGHTS.  The Plan Administrator shall have the
               -----------------
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F.   LIMITED TRANSFERABILITY OF OPTIONS.  During the lifetime of the
               ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
                            ---

          A.   ELIGIBILITY.  Incentive Options may only be granted to Employees.
               -----------

          B.   DOLLAR LIMITATION.  The aggregate Fair Market Value of the shares
               -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C.   10% STOCKHOLDER.  If any Employee to whom an Incentive Option is
               ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain
--------
the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year.

          E. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier
                                                                       -------
of (i) the expiration of the option term or (ii) the expiration of the one (1)- year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

          F. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier
                                                                       -------
of (i) the expiration of the option term or (ii) the expiration of the one (1)- year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

          G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 ARTICLE THREE

                                 MISCELLANEOUS
                                 -------------

     I.   FINANCING

          The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise or share purchase.

     II.  TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

               Stock Withholding:  The election to have the Corporation
               -----------------
     withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               Stock Delivery:  The election to deliver to the Corporation, at
               --------------
     the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan became effective upon approval by the Corporation's stockholders at the 1996 Annual Meeting.

          B. The Plan was amended by the Board on March 11, 1997 to (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 300,000 shares and (ii) increase the maximum number of shares for which any one person may receive option grants from 150,000 shares to 200,000 shares in the aggregate per calendar year. Both the 300,000-share increase to the total share reserve and the 50,000-share increase to the annual per-participant limit under the Plan are subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of those increases shall become exercisable in whole or in part unless and until the stockholders approve such increases. Should such stockholder approval not be obtained at the 1997 Annual Meeting, then each option grant made on the basis of such 300,000-share increase or 50,000-share increase, as the case may be, shall terminate and cease to remain outstanding, and no further option grants shall be made on the basis of those increases. Subject to the foregoing limitation, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

          C.   The Plan shall terminate upon the earliest of (i) December 31,
                                                 --------
2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants.

     IV.  AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval in accordance with applicable laws and regulations.

          B. Options to purchase shares of Common Stock may be granted under the Plan that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.  REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.  NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------


          The following definitions shall be in effect under the Plan:

     A.   BOARD shall mean the Corporation's Board of Directors.
          -----

     B.   CHANGE IN CONTROL shall mean a change in ownership or control of the
          -----------------
Corporation effected through either of the following transactions:

               (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing seventy-five percent (75%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     C.   CODE shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   COMMON STOCK shall mean the Corporation's common stock.
          ------------

     E.   CORPORATE TRANSACTION shall mean either of the following stockholder-
          ---------------------
approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing seventy-five percent (75%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   CORPORATION shall mean View Tech, Inc., a Delaware corporation, and
          -----------
its successors.

     G.   EMPLOYEE shall mean an individual who is in the employ of the
          --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     H.   EXERCISE DATE shall mean the date on which the Corporation shall have
          -------------
received written notice of the option exercise.

     I.   FAIR MARKET VALUE per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     J.   INCENTIVE OPTION shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     K.   INVOLUNTARY TERMINATION shall mean the termination of the Service of
          -----------------------
any individual which occurs by reason of:

               (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     L.   MISCONDUCT shall mean the commission of any act of fraud, embezzlement
          ----------
or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

     M.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
          --------

     N.   NON-STATUTORY OPTION shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     O.   OPTIONEE shall mean any person to whom an option is granted under the
          --------
Plan.

     P.   PARENT shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Q.   PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability
          --------------------------------------------
of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     R.   PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set
          ----
forth in this document and as amended from time to time.

     S.   PLAN ADMINISTRATOR shall mean the particular entity, whether the
          ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions with respect to the persons under its jurisdiction.

     T.   PRIMARY COMMITTEE shall mean the committee of two (2) or more non-
          -----------------
employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

     U.   SECONDARY COMMITTEE shall mean a committee of two (2) or more Board
          -------------------
members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

     V.   SECTION 16 INSIDER shall mean an officer or director of the
          ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     W.   SERVICE shall mean the performance of services for the Corporation (or
          -------
any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     X.   STOCK EXCHANGE shall mean either the American Stock Exchange or the
          --------------
New York Stock Exchange.

     Y.   SUBSIDIARY shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Z.   TAXES shall mean the Federal, state and local income and employment
          -----
tax liabilities incurred by the holder of Non-Statutory Options in connection with the exercise of those options.

     AA.  10% STOCKHOLDER shall mean the owner of stock (as determined under
          ---------------
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                                                      APPENDIX B

                                VIEW TECH, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------


     I.   PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of View Tech, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Hundred Thousand (100,000) shares.

          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  PURCHASE PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in February to the last business day in July each year and from the first business day in August each year to the last business day in January of the following year. The first purchase period shall begin on August 1, 1997 and end on the last business day in January 1998.

     V.   ELIGIBILITY

          A. Subject to Section VII.A. of the Plan, each individual who is an Eligible Employee on the start date of any purchase period shall be eligible to participate in the Plan for that purchase period.

          B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date of the purchase period.

     VI.  PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each purchase period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire purchase period. The Participant may not increase his or her rate of payroll deduction during a purchase period. However, the Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.

          B. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

     VII. PURCHASE RIGHTS

          A.   GRANT OF PURCHASE RIGHT.  A Participant shall be granted a
               -----------------------
separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B.   EXERCISE OF THE PURCHASE RIGHT.  Each purchase right shall be
               ------------------------------
automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on such date. The purchase shall be effected by applying the Participant's payroll deductions for the purchase period ending on such Purchase Date to the purchase of shares of Common Stock at the purchase price in effect for that purchase period.

          C.   PURCHASE PRICE.  The purchase price per share at which Common
               --------------
Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value
                                             -----
per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D.   NUMBER OF PURCHASABLE SHARES.  The number of shares of Common
               ----------------------------
Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed Two Thousand (2,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

          E.   EXCESS PAYROLL DEDUCTIONS.  Any payroll deductions not applied to
               -------------------------
the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

          F.   TERMINATION OF PURCHASE RIGHT.  The following provisions shall
               -----------------------------
govern the termination of outstanding purchase rights:

                    (i) A Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                    (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of the new purchase period.

                    (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the purchase period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf during such purchase period or (b) have such funds held for the purchase of shares on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

          G.   CORPORATE TRANSACTION.  Each outstanding purchase right shall
               ---------------------
automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
                                 -----
Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

          The Corporation shall use its best efforts to provide at least ten
(10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

          H.   PRORATION OF PURCHASE RIGHTS.  Should the total number of shares
               ----------------------------
of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          I.   ASSIGNABILITY.  The purchase right shall be exercisable only by
               -------------
the Participant and shall not be assignable or transferable by the Participant.

          J.   STOCKHOLDER RIGHTS.  A Participant shall have no stockholder
               ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

     VII. ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans

(within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                    (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

                    (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on March 11, 1997 and shall become effective on the Effective Date, provided the implementation of the Plan
                                        --------
is approved by the Corporation's stockholders at the 1997 Annual Meeting. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest to occur of (i) the last business day in July 2007, (ii) the
         --------
date on which all shares available
for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

     X.   AMENDMENT OF THE PLAN

          The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) modify the requirements for eligibility to participate in the Plan.

     XI.  GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A
                                   ----------

                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                              AS OF MARCH 11, 1997
                              --------------------



                    View Tech, Inc., a Delaware corporation
                  USTeleCenters, Inc., a Delaware corporation

                                    APPENDIX
                                    --------


          The following definitions shall be in effect under the Plan:

          A.   BOARD shall mean the Corporation's Board of Directors.
               -----

          B.   CASH EARNINGS shall mean the (i) regular base salary paid to a
               -------------
Participant by one or more Participating Companies during such individual's period of participation in one or more purchase periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate plus (iii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments. However, Cash Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

          C.   CODE shall mean the Internal Revenue Code of 1986, as amended.
               ----

          D.   COMMON STOCK shall mean the Corporation's common stock.
               ------------

          E.   CORPORATE AFFILIATE shall mean any parent or subsidiary
               -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          F.   CORPORATE TRANSACTION shall mean either of the following
               ---------------------
stockholder-approved transactions to which the Corporation is a party:

                    (i) a merger or consolidation in which securities possessing seventy-five percent (75%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

          G.   CORPORATION shall mean View Tech, Inc., a Delaware corporation
               -----------
and any corporate successor to all or substantially all of the assets or voting stock of View Tech, Inc. which shall by appropriate action adopt the Plan.

          H.   EFFECTIVE DATE shall mean the August 1, 1997 effective date of
               --------------
the Plan, provided the implementation of the Plan is approved by the Corporation's stockholders at the 1997 Annual Meeting.

          I.   ELIGIBLE EMPLOYEE shall mean any person who is employed by a
               -----------------
Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

          J.   FAIR MARKET VALUE per share of Common Stock on any relevant date
               -----------------
shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          K.   1933 ACT shall mean the Securities Act of 1933, as amended.
               --------

          L.   PARTICIPANT shall mean any Eligible Employee of a Participating
               -----------
Corporation who is actively participating in the Plan.

          M.   PARTICIPATING CORPORATION shall mean the Corporation and such
               -------------------------
Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.

          N.   PLAN shall mean the Corporation's Employee Stock Purchase Plan,
               ----
as set forth in this document.

          O.   PLAN ADMINISTRATOR shall mean the committee of two (2) or more
               ------------------
non-employee Board members appointed by the Board to administer the Plan.

          P.   PURCHASE DATE shall mean the last business day of each purchase
               -------------
period.  The initial Purchase Date shall be January 30, 1998.

          Q.   STOCK EXCHANGE shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

                                                                      APPENDIX C

                                VIEW TECH, INC.
                 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                 ---------------------------------------------


                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------



I.   PURPOSE OF THE PLAN

          This 1997 Non-Employee Directors Stock Option Plan is intended to promote the interests of View Tech, Inc., a Delaware corporation, by providing the non-employee members of the Board with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.   ADMINISTRATION OF THE PLAN

          The terms of each option grant (including the timing and pricing of the option grant) shall be determined by the express terms of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

     III.  ELIGIBILITY

          A. The individuals eligible to receive option grants under the Plan shall be (i) those individuals who are serving as non-employee Board members on the Plan Effective Date, (ii) those individuals who are first elected or appointed as non-employee Board members on or after such Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings beginning with the 1997 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Plan at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants over his or her continued service as a non-employee Board member.

     IV.  STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 50,000 shares.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent the options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original exercise price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof surrendered in accordance with Article Two shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which option grants are to be subsequently made to newly-elected or continuing non-employee Board members and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

                                  ARTICLE TWO

                              OPTION GRANT PROGRAM
                              --------------------


     I.   OPTION TERMS

          A.   GRANT DATES.  Option grants shall be made on the dates specified
               -----------
below:

          1. Each Eligible Director who is first elected or appointed as a non-employee Board member on or after the Plan Effective Date shall automatically be granted, on the Plan Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock.

          2. On the date of each Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase 2,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least ninety (90) days prior to the date of such Annual Meeting. There shall be no limit on the number of such 2,000-share option grants any one Eligible Director may receive over his or her period of Board service.

          Stockholder approval of the Plan shall constitute pre-approval of each option granted pursuant to the express terms of the Plan and the subsequent exercise of that option in accordance with such terms.

          B.   EXERCISE PRICE.
               --------------

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

                    (i)   cash or check made payable to the Corporation,

                    (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          C.   OPTION TERM.  Each option shall have a term of ten (10) years
               -----------
measured from the option grant date.

          D.   EXERCISE AND VESTING.  Each initial 10,000-share option grant
               --------------------
shall be immediately exercisable for any or all of those option shares.
However, any shares purchased under such option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of six (6) months of Board service measured from the option grant date. Each annual 2,000-share grant shall be immediately exercisable for fully-vested shares upon grant.

          E.   EFFECT OF TERMINATION OF BOARD SERVICE.  The following provisions
               --------------------------------------
shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                    (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                    (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service.

                    (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

                    (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)- month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding, to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

          F.   STOCKHOLDER RIGHTS.  The holder of an option shall have no
               ------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          G.   LIMITED TRANSFERABILITY OF OPTIONS.  The option may be
               ----------------------------------
transferred or assigned by the Optionee, in connection with the Optionee's estate plan, to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment.

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common

Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

          C. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price
                                     --------
payable for such securities shall remain the same.

          D. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 ARTICLE THREE

                                 MISCELLANEOUS
                                 -------------


     III  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan shall become effective immediately on the Plan Effective Date, and options may be granted under the Plan from and after such date.

          B.   The Plan shall terminate upon the earliest of (i) March 31, 2007,
                                                 --------
(ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or cash-out of the options under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     IV.  AMENDMENT OF THE PLAN

          The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


     VI.  REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.  NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's stockholders to remove the Optionee from the Board at any time.

                                    APPENDIX
                                    --------


          The following definitions shall be in effect under the Plan:

     A.   BOARD shall mean the Corporation's Board of Directors.
          -----

     B.   CHANGE IN CONTROL shall mean a change in ownership or control of the
          -----------------
Corporation effected through either of the following transactions:

                    (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing seventy-five percent (75%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                    (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     C.   CODE shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   COMMON STOCK shall mean the Corporation's common stock.
          ------------

     E.   CORPORATE TRANSACTION shall mean either of the following stockholder-
          ---------------------
approved transactions to which the Corporation is a party:

                    (i) a merger or consolidation in which securities possessing seventy-five percent (75%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                    (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   CORPORATION shall mean View Tech, Inc., a Delaware corporation.
          -----------

     G.   ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to
          -----------------
participate in the Plan.

     H.   EXERCISE DATE shall mean the date on which the Corporation shall have
          -------------
received written notice of the option exercise.

     I.   FAIR MARKET VALUE per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

                    (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange which serves as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     J.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
          --------

     K.   NON-STATUTORY OPTION shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     L.   OPTIONEE shall mean any person to whom an option is granted under the
          --------
Plan.

     M.   PARENT shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     N.   PERMANENT DISABILITY shall mean the inability of the Optionee to
          --------------------
perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

     O.   PLAN shall mean the Corporation's 1997 Non-Employee Directors Stock
          ----
Option Plan, as set forth in this document.

     P.   PLAN EFFECTIVE DATE shall mean the date of the 1997 Annual
          -------------------
Stockholders Meeting, provided the stockholders approve the Plan at such Annual Meeting.

     Q.   SECTION 16 INSIDERS shall mean an officer or director of the
          -------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     R.   STOCK EXCHANGE shall mean either the American Stock Exchange or the
          --------------
New York Stock Exchange.

     S.   SUBSIDIARY shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                VIEW TECH, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1997

  The undersigned shareholder of View Tech, Inc., a Delaware corporation ("View Tech"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated April 21, 1997, the undersigned revokes all other proxies and appoints Paul C. O'Brien, Robert G. Hatfield and William M. McKay, and each of them, the attorney's and proxies for the undersigned, each with the power of substitution, to attend and act for the undersigned at View Tech's Annual Meeting of Shareholders to be held at the Hyatt Westlake Plaza, located at 880 South Westlake Boulevard, Westlake Village, California 91361, on May 19, 1997, at 10:00 a.m., and at any and all adjournments thereof in connection therewith to vote and represent all of the shares of View Tech Common Stock which the undersigned would be entitled to vote, as follows:

1. Proposal to elect three Class III Directors to the Board of Directors. Management's nominees for election at the Annual Meeting as Class III directors are Calvin M. Carrera, Robert F. Leduc and Paul C. O'Brien. If elected, the nominees will serve as directors until the Company's annual meeting of stockholders in the year 2000, and until their successors are elected and qualified:

 [_] FOR all nominees listed below                [_] WITHHOLD AUTHORITY
     (with votes cast equally among nominees          to vote for all nominees listed below
     except as marked to the contrary below)

 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW:
 Calvin M. Carrera, Robert F. Leduc and Paul C. O'Brien.

2. Proposal to approve amendments to the 1997 Stock Incentive Plan to (i) increase the shares of Common Stock of the Company reserved for issuance over the term of the plan from 300,000 to 600,000 shares, and (ii) increase the maximum number of shares for which any one person may receive option grants from 150,000 shares to 200,000 shares in the aggregate per calendar year:
                         [_] FOR  [_] AGAINST  [_] ABSTAIN

3. Proposal to approve and adopt the Employee Stock Purchase Plan, pursuant to which 100,000 shares of Common Stock will be reserved for issuance. The Purchase Plan was adopted by the Board on March 11, 1997 and will become effective on August 1, 1997, if the stockholders approve this Proposal:
                         [_] FOR  [_] AGAINST  [_] ABSTAIN

                          (continued on reverse side)


                         (continued from reverse side)

4. Proposal to approve and adopt the 1997 Non-Employee Directors Stock Option Plan, pursuant to which 50,000 shares of Common Stock will be reserved for issuance. The Directors Plan was adopted by the Board on March 11, 1997 and will become effective on the date of the Annual Meeting, if the stockholders approve this Proposal:
                         [_] FOR  [_] AGAINST  [_] ABSTAIN
5. To ratify the selection of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1997:
                         [_] FOR  [_] AGAINST  [_] ABSTAIN
6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Each of the above-named proxies present at said meeting, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THREE CLASS THREE DIRECTORS TO THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE AMENDMENTS TO THE 1997 STOCK OPTION PLAN, FOR THE APPROVAL AND ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPROVAL AND ADOPTION OF THE 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN AND FOR THE RATIFICATION OF THE ELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.

                                                   Dated this _______ day of
                                                   ______________, 1997

                                                   ----------------------------
                                                     Signature of Shareholder

                                                   ----------------------------
                                                     Signature of Shareholder

                                                   Please sign exactly as your
                                                   name or names appear
                                                   hereon. When signing as
                                                   attorney, executor,
                                                   administrator, trustee or
                                                   guardian, please give full
                                                   title as such. If shares
                                                   are held jointly, each
                                                   holder should sign.

    PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PREPAID
                               ENVELOPE PROVIDED.